EXHIBIT 10.16

AILERON THERAPEUTICS, INC.

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT (the “Agreement”) dated as of March 1, 2008, between Aileron Therapeutics, Inc., a Delaware corporation (the “Company”) and Joseph A. Yanchik III (the “Executive”).

W I T N E S S E T H

WHEREAS, the Company and the Executive are parties to an employment letter dated as of May 22, 2007 (the “Original Agreement”);

WHEREAS, the Company and the Executive desire to amend the terms of the Executive’s continued employment by the Company;

NOW THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. POSITION/DUTIES. The Executive shall continue employment with the Company under the terms of this Agreement effective as of March 1, 2008 (the “Effective Date”).

(a) While employed by the Company under the terms of this Agreement, the Executive shall serve as the President and Chief Executive Officer of the Company. The Executive shall have such duties, authorities and responsibilities customary with his position in a Delaware corporation, including general supervision, direction and control of the business and officers of the Company, subject to control of the Board of Directors of the Company (the “Board”) and its committees, and shall perform such other duties as reasonably requested by the Board (“Primary Responsibilities”). The Executive shall report directly to the Board. The Executive shall also serve as a member of the Board to the extent nominated pursuant to the Third Amended and Restated Stockholders Agreement dated as of December 22, 2006, as amended to date and as it may be amended hereafter from time to time, or if otherwise nominated by the stockholders of the Company.

(b) As an employee of the Company, the Executive will devote his primary business time and efforts to the Company, and not engage in any other gainful employment during the term hereof without the prior written consent of the Board; provided, however that nothing in this Agreement shall prevent the Executive from serving as a director of Tokai Pharmaceuticals, Inc. or continuing as a venture partner of Apple Tree Partners, provided that such activities do not interfere with the Executive’s obligations to the Company. In addition, nothing in this Agreement shall prevent the Executive from engaging in any of the following activities outside of normal working hours:

(i) managing personal investments and affairs and the personal investments and affairs of any of the Executive’s family members (provided that no such investment may exceed five percent (5%) of the equity securities of any entity without prior notice to the Board and further provided that nothing herein shall limit any investment in an entity whose primary purpose is not the day-to-day operation of a particular business);

(ii) acquiring any interest in any entity, whether or not part of a control group, that is directly or indirectly owned or controlled, in whole or in part, by the Executive and/or one or more members of his family, or a partnership, trust or other entity held by or for the benefit of the Executive and/or one or more members of his family, and/or

(iii) performing services for any entity, whether or not part of a control group, that is directly or indirectly owned or controlled, in whole or in part, by the Executive and/or one or more members of his family, or a partnership, trust or other entity held by or for the benefit of the Executive and/or one or more members of his family; provided, however, that any such services shall be insubstantial and shall not include any active involvement in the management of such entity.

The Executive shall report his activities on behalf of Apple Tree Partners to the Board with such frequency and detail as any Board member may reasonably request from time to time, provided, however, that the Executive shall not be required to disclose any confidential information. The Executive shall also be required to comply with all published Company policies and procedures as in effect from time to lime. Without limiting the foregoing, in particular, the Executive will be required to familiarize himself with and to comply with the Company’s published policy prohibiting unlawful harassment and discrimination and its published policy concerning drugs and alcohol.

2. BASE SALARY AND BONUS. From and after the Effective Date, the Company agrees to pay the Executive a base salary (the “Base Salary”) at the monthly rate of $27,500, which is equivalent to $330,000 per year, payable in accordance with the Company’s normal payroll procedure and policies, but no less frequently than monthly. Such salary shall be subject to increase as determined by the Board. For each calendar year that he is employed with the Company, the Executive will be eligible for a performance-based bonus equal to up to 25% (the “Target Percentage”) of his Base Salary for that calendar year based on the achievement of certain performance milestones that shall be agreed to by him and the Company prior to the commencement of each calendar year (and within thirty (30) days of the date hereof in the case of the bonus for the 2008 calendar year), as determined by the Board in its sole discretion. With regard to the salary and bonus contemplated by this Section 2 and any other compensation that will or may be provided to the Executive under this Agreement, the Company will withhold state and federal income and employment tax amounts on all such compensation in accordance with applicable tax laws.

3. BENEFITS/PERQUISITES.

(a) Benefit Plans. The Executive will be eligible to participate in all benefit programs that the Company establishes and makes available to its employees, subject to the provisions of the plan documents governing those programs.

(b) Vacation. The Executive shall be entitled to annual paid vacation in accordance with the Company’s policy applicable to senior executives, but in no event less than three (3) weeks per calendar year (as prorated for partial years). The Executive shall also be eligible for sick leave and all Company holidays as determined by the Board, on the same terms as similarly situated officers of the Company.

(c) Business Expenses. Upon presentation of appropriate documentation, the Executive shall be reimbursed in accordance with the Company’s expense reimbursement policy for all reasonable and necessary business and entertainment expenses incurred in connection with the performance of his duties hereunder, as well as for the costs incurred by him in maintaining Blackberry and cell phone service. The Executive must submit proper documentation for each such expense within sixty (60) days after the later of (i) his incurrence of such expense or (ii) his receipt of the invoice for such expense. The Company will reimburse the Executive for that expense within thirty (30) days after receipt of the documentation.

(d) Sign-on Bonus. On the first regular payroll date following the date hereof, the Executive shall receive a one-time cash payment of $10,000.

(e) Loan. The Company agrees that, within ten (10) days of the request by the Executive made at any time before April 1, 2009, it shall advance to the Executive $30,000 as a loan pursuant to the terms of the promissory note attached hereto as Exhibit A.

4. EQUITY.

(a) In addition to the 356,916 total shares of the Company’s Common Stock that the Executive received pursuant to the terms of the Restricted Stock Agreements dated November 19, 2007 (the “November Stock Agreement”) and October 17, 2006, respectively, the Company shall issue to the Executive upon the date hereof or as soon thereafter as practicable 983.300 shares of Common Stock of the Company as an award of restricted stock under the Company’s 2006 Stock Incentive Plan pursuant to the terms of the restricted stock agreement attached hereto as Exhibit B and subject to the payment by the Executive to the Company of an amount equal to the Company’s withholding obligation with respect to federal, state, local and other taxes in respect of the shares to be issued to the Executive pursuant to the terms of such restricted stock agreement.

(b) The Company agrees that following each and any issuance by the Company of shares of its capital stock in a financing during the term of this Agreement and within six months after the date hereof, the Company shall (i) advise the Executive of the number of shares of Common Stock which, if issued to the Executive, would result in the aggregate number of shares of Common Stock owned by the Executive or subject to outstanding stock options held by the Executive at such time representing five and one-half percent (5.5%) of the Company’s Common Stock immediately following such issuance (as calculated on a fully-diluted basis to include shares of Common Stock issuable upon conversion of then outstanding convertible preferred stock, issuable upon exercise of then outstanding stock options and warrants and otherwise authorized for issuance pursuant to the Company’s 2006 Stock Incentive Plan), and (ii) issue to the Executive as soon thereafter as practicable (A) such number of shares of Common Stock as an award of restricted stock under the Company’s 2006 Stock Incentive Plan pursuant to the terms of the restricted stock agreement attached hereto as Exhibit C and subject to the payment by the Executive to the Company of an amount equal to the Company’s withholding obligation with respect to federal, state, local and other taxes in respect of the shares to be issued to the Executive under such restricted stock agreement, or (B) stock options under the Company’s 2006 Stock Incentive Plan to purchase such number of shares of Common Stock at an exercise price per share equal to the fair market value of one share of Common Stock on the date the option is granted as determined by the Board, in its sole discretion, and pursuant to the terms of the stock option agreement attached hereto as Exhibit D, the determination to receive restricted stock or options to be made by the Executive.

(c) Upon the Effective Date, the shares issued to the Executive under the November Stock Agreement shall be deemed fully vested and the Purchase Option (as defined in the November Stock Agreement) will lapse in full and shall have no further force or effect.

5. AT WILL EMPLOYMENT. It is understood that the Executive’s employment by the Company continues to be on an “at will” basis and may be terminated at any time, for any reason or no reason, at the Executive’s option or the option of the Company, as the case may be, on the terms and subject to the conditions set forth in this Agreement.

6. CONFIDENTIALITY AND INVENTIONS AGREEMENT. The Executive hereby reaffirms his obligations pursuant to the Confidentiality and Inventions Agreement he signed on December 22, 2006 in connection with his employment (the “Confidentiality Agreement”), and acknowledges that the amended terms of his continued employment with the Company, as set forth in this Agreement, are further consideration therefor.

7. TERMINATION OF EMPLOYMENT AND SEVERANCE BENEFITS.

(a) Termination for Cause, by Reason of Death or Disability, or Resignation Other Than for Good Reason. If the Executive’s employment is terminated by the Company for Cause or by reason of his death or Disability, or if the Executive resigns other than for Good Reason, the Company shall pay or provide the Executive or the Executive’s estate or representative promptly after such termination or resignation (i) any accrued but unpaid Base Salary and any accrued but unused vacation through the date of termination, payable in accordance with Company policy; (ii) any bonus earned with respect to the fiscal year ending on or preceding the date of termination which the Board has awarded for the period in question but which has not yet been paid: (iii) reimbursement for any unreimbursed expenses properly incurred and documented through the date of termination; and (iv) all other payments or benefits to which the Executive may be entitled but which has not yet been paid through the date of termination under the terms of any applicable compensation arrangement, plan or by law ((i) to (iv) are collectively, the “Accrued Benefits”). Other than the Accrued Benefits, the Executive will not be eligible to receive any severance or any other payments or benefits from the Company following the date of termination; provided, however, that if the Board awards a bonus after the date of termination with respect to the period in question, and thus not in time for it to have been paid along with the other Accrued Benefits, then the Company shall pay that bonus promptly after such award has been made.

(b) Termination by Company Without Cause or by the Executive For Good Reason. If the Executive’s employment is terminated by the Company without Cause or if the Executive terminates his employment for Good Reason, the Executive shall be entitled to receive the Accrued Benefits and. provided that the Executive complies with the provisions set forth in Section 7(c) below, the following severance benefits (collectively, the “Severance Benefits”):

(i) the Company shall provide the Executive with severance pay equal to one (1) year’s Base Salary then in effect, payable in the form of salary continuation for a twelve (12) month period in accordance with the Company’s then current payroll practices and beginning no later than thirty (30) days after the date of termination and no earlier than the date on which the general release of claims described in Section 7(c) below becomes effective;

(ii) if the Executive is eligible for and elects to continue receiving group health and dental insurance under the law known as COBRA, the Company shall continue to pay on his behalf during the period in which he is receiving the Severance Pay (the “Severance Period”) that portion of the monthly premiums for such coverage that it pays for active and similarly situated employees receiving the same type of coverage (the Executive shall be solely responsible for paying the balance of the premiums during the Severance Period, and thereafter, all premium costs shall be paid by the Executive on a monthly basis for as long as, and to the extent that, he remains eligible for and elects to continue receiving continued coverage under COBRA); provided, however, that notwithstanding the foregoing, in the event the Executive becomes eligible during the Severance Period for group health coverage through another employer, he immediately shall notify the Company in writing of the date of eligibility for such coverage (the “Eligibility Date”), and the Company’s obligation to make monthly premium payments pursuant to this Section 7(b)(ii) shall end on the Eligibility Date);

(iii) the Company agrees that the Executive will be eligible for a performance-based bonus equal to up to a percentage of his Base Salary as of the dale of termination (which percentage shall be determined by multiplying the Target Percentage by a fraction, the numerator of which is the number of full months during which the Executive was employed hereunder in the calendar year in which the termination occurred and the denominator of which is twelve (12)) based on the achievement of certain performance milestones that shall be agreed to by him and the Company pursuant to Section 2 for such calendar year, as determined by the Board in its sole discretion; and

(iv) the Company agrees that any restricted stock or stock options held by the Executive shall be subject to accelerated vesting by six (6) months in accordance with the terms of any restricted stock agreement or stock option agreement to which he is a party.

(c) Conditions to Payment of Severance Benefits. The provision of the Severance Benefits pursuant to Section 7(b) is (i) subject to, and expressly made contingent upon, the Executive executing and not revoking a general release of claims, in a form provided by the Company and (ii) subject to Section 12. The Executive further agrees that, on or prior to the termination or resignation date, the Company may convene an exit interview to review the status of accounts and matters for which the Executive has most recently been responsible to ensure that the Executive has fully obtained any entitlements which may be available under this Agreement and/or to confirm that the Executive clearly understands the nature and scope of all of his post-employment obligations.

In addition, as a condition to the provision of the Severance Benefits, the Executive agrees to (i) reasonably cooperate with the Company at its request in all matters relating to the winding up of his pending work on behalf of the Company and the orderly transfer of such work to other employees of the Company following any termination of employment, (ii) during the Severance Period, upon reasonable notice by the Company, make himself reasonably available to the Company on an as-needed basis in connection with the orderly transition of his duties without receiving any additional compensation other than the Severance Benefits, and (iii) reasonably cooperate in the resolution of any dispute (including, without limitation, litigation or administrative action) involving the Company that relates in any way to the Executive’s activities while employed by the Company; provided, however, that the Company shall limit its requirement for future activities by the Executive pursuant to this paragraph to those activities which are necessary and reasonable for the effective conduct of Company’s business. The Company shall reimburse the Executive for all reasonable out-of-pocket expenses incurred by the Executive in order to provide such cooperation.

8. DEFINITIONS. For the purpose of this Agreement, the following definitions shall apply.

“Affiliate” shall mean any corporation, partnership, trust or other entity of which the Company and/or any of its Affiliates directly or indirectly owns a majority of the outstanding shares of any class of equity security thereof and any corporation, partnership, trust or other entity which directly or indirectly owns a majority of the outstanding shares of any class of any equity security of the Company or any of its Affiliates.

“Cause” shall mean: (i) the Executive’s conviction of, or plea of guilty or nolo contendere to, any felony (other than traffic related offenses), (ii) the willful misconduct or gross negligence of the Executive with regard to the Company that the Board determines in good faith is. or is reasonably likely to be, materially injurious to the Company and its reputation, (iii) any incurable material breach by the Executive of the Confidentiality Agreement that the Board determines in good faith is, or is reasonably likely to be, materially injurious to the Company, (iv) the Executive’s violation of the Company’s published policies prohibiting unlawful harassment and discrimination or its published policy concerning drugs and alcohol, as in effect from time to time and/or (v) the Executive’s refusal to participate in. and fully cooperate during, the exit interview referred to above in Section 7.

“Disability” shall mean any long-term disability or incapacity due to physical or mental illness that renders the Executive unable to substantially perform his duties for 90 consecutive days or 120 total days during any twelve (12) month period, provided that it may occur in a shorter period if, after its commencement, it is determined to be total and permanent by a physician selected by the Company and its insurers and such determination is acceptable to the Executive or to the Executive’s legal representative (with such agreement on acceptability not to be unreasonably withheld).

“Good Reason” shall mean any action on the part of the Company not consented to by the Executive in writing (which action shall not have been cured within twenty (20) days following written notice from the Executive to the Board specifying that such action will give rise to a termination of employment hereunder for Good Reason) having the following effect or effects:

(i) a material diminution in the Executive’s Primary Responsibilities; (ii) a reduction in the Executive’s Base Salary then in effect, other than a reduction comparable to reductions generally applicable to all similarly situated employees of the Company (it being understood that all officers of the Company shall be considered to be “similarly situated” for these purposes); (iii) a significant reduction by the Company in the kind or level of employee benefits to which the Executive is entitled immediately prior to such reduction with the result that the overall benefits package is significantly reduced; or (iv) the Company’s requiring the Executive’s ongoing and regular services to be performed at a location more than fifty (50) miles from the Company’s then current location in the greater Boston, Massachusetts area (it being understood that the Executive’s position is expected to entail some significant travel outside the area from time to time).

9. INDEMNIFICATION AND INSURANCE. The Executive shall be entitled to indemnification to the fullest extent permitted by the Company’s By-Laws and, if the Company obtains directors’ and officers’ liability insurance policy shall be entitled to coverage under such policy to the same extent as other senior executives of the Company.

10. NOTICE. Any purported termination of employment hereunder shall be communicated through written notice from the terminating party and shall indicate the specific provision in this letter relied upon. Such notice and all other communications which arc required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and shall be deemed given (i) if delivered personally, on the date of delivery (ii) if mailed by certified or registered mail, return receipt requested and postage prepaid, three (3) days after the mailing date, (iii) if sent via a nationally recognized overnight courier, on the next business day thereafter or (iv) if sent via facsimile confirmed in writing to the recipient, on the next business day thereafter; in each case, if to the Company, at the Company’s principal place of business, and if to the Executive, at his home address most recently filed with the Company, or to such other address or addresses as either party shall have designated in writing to the other party hereto.

11. REPRESENTATION. The Executive represents that he has disclosed to the Company all confidentiality, non-competition, non-solicitation, rights to inventions and other similar agreements under which he is currently bound. The Executive further represents and warrants to the Company that he has the legal right to enter into this Agreement and to perform all of the obligations on his part to be performed hereunder in accordance with its terms and that he is not a party to any agreement or understanding, written or oral, which could prevent him from entering into this Agreement or performing all of his obligations hereunder.

12. 409A CONSIDERATIONS. The Executive acknowledges that this Agreement is intended to comply, to the extent applicable, with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and shall, to the extent practicable, be construed in accordance therewith. Terms defined in this Agreement shall have the meanings given such terms under Section 409A if and to the extent required in order to comply with Section 409A. If and to the extent any portion of any payment, compensation or other benefit provided to the Executive in connection with his separation from service (as defined in Section 409A) is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is a “specified employee” as defined in

Section 409A(a)(2)(B)(i), as determined by the Company in accordance with its procedures and Treasury Regulation 1.409A-1 (i)(6)(i). by which determination the Executive hereby agrees that he is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of separation from service (as determined under Section 409A (the “New Payment Date”)), except as Section 409A may then permit, The aggregate of any payments that otherwise would have been paid to the Executive during the period between the date of separation from service and the New Payment Date shall be paid to the Executive in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. For purposes of this Agreement, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Section 409A, and any payments that are due within the “short term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Neither the Company nor the Executive shall have the right to accelerate or defer the delivery of any such payments or benefits except to the extent specifically permitted or required by Section 409A. Notwithstanding the foregoing, to the extent that this Agreement or any payment or benefit hereunder shall be deemed not to comply with Section 409A, then neither the Company, its Board, nor any of its designees, agents, or employees shall be liable to the Executive or any other person for any actions, decisions or determinations made in good faith under this Agreement after prior consultation with the Executive, or for any resulting adverse tax consequences.

13. MISCELLANEOUS. This Agreement sets forth the terms of the Executive’s employment with Company and supersedes any prior representations or agreements, whether written or oral, relating to the subject matter of this Agreement, including without limitation the Original Agreement; provided, however, that the Confidentiality Agreement referenced herein shall remain in full force and effect. This Agreement may be modified or amended only by an instrument in writing signed by the Executive and the Company. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of law provisions thereof. This Agreement shall be binding upon, and inure to the benefit of, the Executive and the Company and the Executive’s and the Company’s respective heirs, successors, legal representatives and assigns. If any part of this Agreement is held by a court of competent jurisdiction to be invalid, illegible or incapable of being enforced in whole or in part by reason of any rule of law or public policy, such part shall be deemed to be severed from the remainder of this Agreement for the purpose only of the particular legal proceedings in question and all other covenants and provisions of this Agreement shall in every other respect continue in full force and effect and no covenant or provision shall be deemed dependent upon any other covenant or provision. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages shall be binding originals.

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Employment Agreement as of the date first written above.

AILERON THERAPEUTICS, INC.

/s/ Seth Harrison
By:	Seth Harrison
Title:	Chairman

I have read and understood this Employment Agreement and hereby accept continued employment on the terms and conditions set forth herein as of the day and year first above written.

/s/ Joseph A. Yanchik III
Joseph A. Yanchik III

49 Bristol Road
Wellesley Hills, MA 02481

EXHIBIT A

PROMISSORY NOTE

[Date of Issue]

$30,000	Cambridge, Massachusetts

FOR VALUE RECEIVED, Joseph Yanchik (the “Executive”), promises to pay to Aileron Therapeutics, Inc., (the “Company”) or order, at the offices of the Company or at such other place as the holder of this Note may designate, the principal sum of $30,000, together with interest on the unpaid principal balance of this Note from time to time outstanding at the rate of 3.5% per year, compounded annually, until paid in full.

Principal and interest shall be paid in full on the earliest of (i) the fourth anniversary of the date of issuance of this Note, (ii) termination of the Executive employment with the Company (other than termination by the Company without Cause or by the Executive for Good Reason (as such terms are defined in the Employment Agreement dated as of March 1, 2008 between the Executive and the Company (the “Employment Agreement”))) and (iii) the date that the Common Stock of the Company is registered under the Securities Exchange Act of 1934, as amended.

Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All payments by the Executive under this Note shall be in immediately available funds.

This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, “an Event of Default” and collectively, “Events of Default”):

(1)	default in the payment or performance of this or any other liability or obligation of the Executive to the holder (a) under this Note, including the payment when due of any principal, premium or interest under this Note, or (b) that constitutes Cause under the Employment Agreement;

(2)	the institution against the Executive or any indorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing; or

(3)	the institution by the Executive or any indorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Executive or any indorser or guarantor of this Note of a composition or an assignment or trust mortgage for the benefit of creditors.

Upon the occurrence of an Event of Default, the holder of this Note shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

Every amount overdue under this Note shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two (2) percentage points above the rate per year specified in the first paragraph of this Note. Such interest on overdue amounts under this Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Executive with respect to the payment of such interest has been discharged (whether before or after judgment).

In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Executive, then such excess sum shall be credited by the holder as a payment of principal.

All payments by the Executive under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Executive shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

Whenever any amount is paid under this Note, all or part of the amount paid may be applied to principal, premium or interest in such order and manner as shall be determined by the holder in its discretion.

No reference in this Note to any guaranty or other document shall impair the obligation of the Executive, which is absolute and unconditional, to pay all amounts under this Note strictly in accordance with the terms of this Note.

The Executive agrees to pay on demand all costs of collection, including reasonable attorneys’ fees, incurred by the holder in enforcing the obligations of the Executive under this Note.

No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Executive and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

This Note may be prepaid in whole or in part at any time or from time to time upon five days’ prior written notice with the consent of the holder, with the giving of such consent to be in the sole discretion of the holder. Any such prepayment shall be without premium or penalty.

None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal.

Joseph Yanchik

Exhibit B (to Employment Agreement)

AILERON THERAPEUTICS, INC.

Restricted Stock Agreement

Granted Under 2006 Stock Incentive Plan

AGREEMENT made this      day of March, 2008 between Aileron Therapeutics, Inc., a Delaware corporation (the “Company”), and Joseph A. Yanchik III (the “Participant”).

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.	Issuance of Shares.

The Company shall issue to the Participant, and the Participant shall acquire from the Company, subject to the terms and conditions set forth in this Agreement and in the Company’s 2006 Stock Incentive Plan (the “Plan”), 983,300 shares (the “Shares”) of common stock, $0.001 par value, of the Company (“Common Stock”). As a condition of the issuance of the Shares to the Participant, the Participant shall pay to the Company, by check payable to the order of the Company or such other method as may be acceptable to the Company, an amount equal to the Company’s withholding obligation with respect to federal, state, local and other taxes in respect of the Shares to be issued to the Participant hereunder. Upon receipt by the Company of such payment, the Company shall issue to the Participant one or more certificates in the name of the Participant representing the Shares. The Participant agrees that the Shares shall be subject to the Forfeiture Options set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

2.	Forfeiture Option.

(a) In the event that the Participant ceases to be an Eligible Participant for any reason or no reason, with or without cause, prior to August 1, 2011, the Company shall have the right and option (the “Forfeiture Option”) to cause the Participant to forfeit to the Company some or all of the Unvested Shares (as defined below).

(b) “Unvested Shares” means the total number of Shares multiplied by the Applicable Percentage at the time the Forfeiture Option becomes exercisable by the Company. The “Applicable Percentage” shall be (i) 100% less 2.0833% for each month of services completed by the Participant for the Company as an Eligible Participant from and after August 1, 2007 and (ii) zero on or after August 1, 2011.

(c) For purposes of this Agreement, “Eligible Participant” means, if the Participant is employed, or a director of, or a consultant or advisor to, the Company, or a parent or subsidiary of the Company, Participant shall be deemed to be an Eligible Participant.

(d) Notwithstanding anything to the contrary in this Section 2 or elsewhere in this Agreement, in the event that Participant’s employment with the Company is terminated pursuant to Section 7 of the Employment Agreement dated March 1, 2008 between Participant and the Company (the “Employment Agreement”) by reason of death or Disability of the Participant, by the Company without Cause or by the Participant for Good Reason (as such terms are defined in the Employment Agreement), and provided that the Participant complies with the provisions set forth in Section 7(c) of the Employment Agreement, the Applicable Percentage shall be calculated as if the Participant continued to be employed by the Company for an additional six months following the date of termination of employment.

(e) Notwithstanding anything to the contrary in this Section 2 or elsewhere in this Agreement, in the event that while the Participant is an Eligible Participant there occurs (i) the consolidation or merger of the Company with or into any other corporation or other entity (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of outstanding securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction beneficially own. directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction), or (ii) the sale of all or substantially all of the properties and assets of the Company as an entirety to any other person (either event being hereinafter referred to as a “Change of Control Event”), then 100% of the Unvested Shares shall become fully vested upon the consummation of such Change of Control Event.

(f) Notwithstanding anything to the contrary in this Section 2 or elsewhere in this Agreement, in the event that, as of September     , 2008, the Company shall have not issued and sold shares of its preferred stock convertible into at least 2.000,000 shares of Common Stock (subject to adjustment for stock splits, combinations, recapitalizations and other similar events affecting the Common Stock) during the six month period commencing on the date hereof and ending on September     , 2008. then (i) the Participant shall immediately and automatically forfeit and surrender to the Company a number of the Shares issued hereunder which if forfeited by the Participant, would result in the aggregate number of shares of Common Stock owned by the Participant or subject to outstanding stock options held by the Participant at such time representing 5.5% of the Common Stock immediately following such forfeiture (as calculated on a fully-diluted basis to include shares of Common Stock issuable upon conversion of then outstanding convertible preferred stock, issuable upon exercise of then outstanding stock options and warrants and otherwise authorized for issuance pursuant to the Company’s 2006 Stock Incentive Plan) (such forfeited shares being referred to as the Section 2(f) Forfeited Shares”), (ii) for purposes of Section 2(b), the term Shares shall mean the Shares after deduction of the Section 2(f) Forfeited Shares and (iii) such forfeiture shall be effected as if the Company had exercised its Forfeiture Option with respect to such Shares under Section 3.

3.	Exercise of Forfeiture Option and Closing.

(a) The Company may exercise the Forfeiture Option by delivering or mailing to the Participant (or his estate), within 90 days after Participant ceases to be an Eligible Participant, a written notice of exercise of the Forfeiture Option. Such notice shall specify the number of Shares to be forfeited. If and to the extent the Forfeiture Option is not so exercised by the giving of such a notice within such 90-day period, the Forfeiture Option shall automatically expire and terminate effective upon the expiration of such 90-day period.

(b) Within 10 days after delivery to the Participant of the Company’s notice of the exercise of the Forfeiture Option pursuant to subsection (a) above, the Participant (or his estate) shall, pursuant to the provisions of the Joint Escrow Instructions referred to in Section 7 below, tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has designated for forfeiture in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company.

(c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

(d) The Company shall not acquire any fraction of a Share upon exercise of the Forfeiture Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall he rounded to the nearest whole Share (with any one-half Share being rounded upward).

4.	Restrictions on Transfer.

(a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any (x) Unvested Shares at any time or (y) Shares (whether vested or not) prior to the date six months after the date hereof, or any interest therein, except that the Participant may transfer Unvested Shares after the date six months after the date hereof (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Unvested Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Forfeiture Option and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.

(b) The Participant shall not transfer any Shares, or any interest therein, that are no longer subject to the Forfeiture Option, except in accordance with Section 5 below.

5.	Right of First Refusal.

(a) If the Participant proposes to transfer any Shares that are no longer subject to the Forfeiture Option (either because they are no longer Unvested Shares or because the Forfeiture Option expired unexercised), then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) For 30 days following delivery to the Company of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after delivery to the Participant of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) If the Company does not elect to acquire any of the Offered Shares, the Participant may, within the 90-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

(e) The following transactions shall be exempt from the provisions of this Section 5:

(1) a transfer of Shares to or for the benefit of any Approved Relatives, or to a trust established solely for the benefit of the Participant and/or Approved Relatives;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3) the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

(g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6.	Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for the time period specified by the managing underwriters, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

7.	Escrow.

The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

8.	Stockholders Agreement.

The Participant shall execute and deliver the counterpart signature page attached hereto as Exhibit C to the Third Amended and Restated Stockholders Agreement dated as of December 22, 2006, as amended from time to time (the “Stockholders Agreement”), among the Company and the Stockholders (as defined therein) agreeing to become a party to the Stockholders Agreement and be bound by the terms thereof; provided that if the Participant has previously executed and delivered the Stockholders Agreement, the Participant need only reaffirm his obligations thereunder.

9.	Restrictive Legends.

All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to restrictions on transfer and forfeiture provisions set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares for his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

10.	Provisions of the Plan.

(a) This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

(b) As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the Forfeiture Option and other rights of the Company hereunder shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Shares under this Agreement. If, in connection with a Reorganization Event, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Shares is to be placed into escrow to secure indemnification or similar obligations, the mix between the vested and unvested portion of such cash, securities and/or other property that is placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to escrow.

11.	Investment Representations.

The Participant represents, warrants and covenants as follows:

(a) The Participant is acquiring the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

(c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such purchase.

(d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

12.	Withholding Taxes; Section 83(b) Election.

(a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the acquisition of the Shares by the Participant or the lapse of the Forfeiture Option.

(b) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are acquired rather than when and as the Company’s Forfeiture Option expires by filing an election under Section 83(b) of the Internal Revenue Code of 1986 with the I.R.S. within 30 days from the date of acquisition.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY THE PARTICIPANT’S RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b). EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

13.	Miscellaneous.

(a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or acquiring shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

(e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 13(e).

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Entire Agreement. Subject to the final sentence of this Section 13(g) and Section 13(h) below, this Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement. Notwithstanding anything to the contrary herein, to the extent that any provision herein conflicts with the terms of the Stockholders Agreement, the provisions of the Stockholders Agreement shall govern and supersede any conflicting provisions of this Agreement.

(h) Employment Letter. The parties hereto acknowledge that the issuance of the Shares hereby satisfies in full the Company’s obligation to grant a restricted stock award to the Participant under the terms of Section 4(a) of the Employment Agreement.

(i) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(j) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

(k) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of WilmerHale is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AILERON THERAPEUTICS, INC.

By:
Title:
Address:

Joseph A. Yanchik III

Address:

Exhibit A

AILERON THERAPEUTICS, INC.

Joint Escrow Instructions

March     , 2008

Secretary

Aileron Therapeutics, Inc.

840 Memorial Drive

Cambridge, MA 02139

Dear Sir:

As Escrow Agent for Aileron Therapeutics, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:

1. Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

2. Exercise of the Company’s Forfeiture Option; Closing.

(a) Upon any exercise by the Company of its Forfeiture Option (as defined in the Agreement) with respect to the Shares pursuant to the Agreement or upon any Section 2(f) Forfeiture, the Company shall give to Holder and you a written notice specifying the number of Shares to be forfeited, as determined pursuant to the Agreement, and the time for a transfer of such Shares to the Company (the “Closing”) at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

(b) At the Closing, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver the same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.

3. Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares as to which the Forfeiture Option has terminated or expired.

4. Duties of Escrow Agent.

(a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

(b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

(c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(d) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

(e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

(f) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder: in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

(g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(h) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

(i) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

(j) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 4(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

5. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto,
Attn: President

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.

6. Miscellaneous.

(a) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

(b) This instrument shall the binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

AILERON THERAPEUTICS, INC.

By:
Title:

HOLDER:

(Signature)

Print Name

Address:

Date Signed:

ESCROW AGENT:

Exhibit B

(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)

FOR VALUE RECEIVED, I hereby sell, assign and transfer unto                      (                ) shares of Common Stock, $0.001 par value per share, of                     (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                      attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF

Exhibit C

AILERON THERAPEUTICS, INC.

Third Amended and Restated Stockholders Agreement

Counterpart Signature Page

The undersigned has received and reviewed the Third Amended and Restated Stockholders Agreement dated as of December 22, 2006 among Aileron Therapeutics, Inc. and certain stockholders of Aileron Therapeutics, Inc., as amended (the “Stockholders Agreement”).

The undersigned hereby agrees to be bound by the terms and conditions of the Stockholders Agreement as a “Common Stockholder” thereunder, or, if already a party to the Stockholders Agreement, hereby reaffirms his obligations thereunder.

Executed, in counterpart, as of the date set forth below.

Printed or Typed Name

Signature

Date: , 200

If signing on behalf of an entity, please indicate title below:

Title:

Exhibit C (to Employment Agreement)

AILERON THERAPEUTICS, INC.

Restricted Stock Agreement

Granted Under 2006 Stock Incentive Plan

AGREEMENT made this      day of             , 2008 between Aileron Therapeutics, Inc., a Delaware corporation (the “Company”), and Joseph A. Yanchik III (the “Participant”).

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.	Issuance of Shares.

The Company shall issue to the Participant, and the Participant shall acquire from the Company, subject to the terms and conditions set forth in this Agreement and in the Company’s 2006 Stock Incentive Plan (the “Plan”),                  shares (the “Shares”) of common stock. $0.001 par value, of the Company (“Common Stock”). As a condition of the issuance of the Shares to the Participant, the Participant shall pay to the Company, by check payable to the order of the Company or such other method as may be acceptable to the Company, an amount equal to the Company’s withholding obligation with respect to federal, slate, local and other taxes in respect of the Shares to be issued to the Participant hereunder. Upon receipt by the Company of such payment, the Company shall issue to the Participant one or more certificates in the name of the Participant representing the Shares. The Participant agrees that the Shares shall be subject to the Forfeiture Options set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

2.	Forfeiture Option.

(a) In the event that the Participant ceases to be an Eligible Participant for any reason or no reason, with or without cause, prior to August 1, 2011, the Company shall have the right and option (the “Forfeiture Option”) to cause the Participant to forfeit to the Company some or all of the Unvested Shares (as defined below).

(b) “Unvested Shares” means the total number of Shares multiplied by the Applicable Percentage at the time the Forfeiture Option becomes exercisable by the Company. The “Applicable Percentage” shall be (i) 100% less 2.0833% for each month of services completed by the Participant for the Company as an Eligible Participant from and after August 1, 2007 and (ii) zero on or after August 1, 2011.

(c) For purposes of this Agreement, “Eligible Participant” means, if the Participant is employed, or a director of, or a consultant or advisor to, the Company, or a parent or subsidiary of the Company, Participant shall be deemed to be an Eligible Participant.

(d) Notwithstanding anything to the contrary in this Section 2 or elsewhere in this Agreement in the event that Participant’s employment with the Company is terminated pursuant to Section 7 of the Employment Agreement dated March 1, 2008 between Participant and the Company (the “Employment Agreement”) by reason of death or Disability of the Participant, by the Company without Cause or by the Participant for Good Reason (as such terms are defined in the Employment Agreement), and provided that the Participant complies with the provisions set forth in Section 7(c) of the Employment Agreement, the Applicable Percentage shall he calculated as if the Participant continued to be employed by the Company for an additional six months following the date of termination of employment.

(e) Notwithstanding anything to the contrary in this Section 2 or elsewhere in this Agreement, in the event that while the Participant is an Eligible Participant there occurs (i) the consolidation or merger of the Company with or into any other corporation or other entity (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of outstanding securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction), or (ii) the sale of all or substantially all of the properties and assets of the Company as an entirety to any other person (either event being hereinafter referred to as a “Change of Control Event”), then 100% of the Unvested Shares shall become fully vested upon the consummation of such Change of Control Event.

(f) Notwithstanding anything to the contrary in this Section 2 or elsewhere in this Agreement, in the event that, as of September     , 2008, the Company shall have not issued and sold shares of its preferred stock convertible into at least 2,000,000 shares of Common Stock (subject to adjustment for stock splits, combinations, recapitalizations and other similar events affecting the Common Stock) during the six month period commencing on the date hereof and ending on September     , 2008, then (i) the Participant shall immediately and automatically forfeit and surrender to the Company a number of the Shares issued hereunder which if forfeited by the Participant, would result in the aggregate number of shares of Common Stock owned by the Participant or subject to outstanding stock options held by the Participant at such time representing 5.5% of the Common Stock immediately following such forfeiture (as calculated on a fully-diluted basis to include shares of Common Stock issuable upon conversion of then outstanding convertible preferred stock, issuable upon exercise of then outstanding stock options and warrants and otherwise authorized for issuance pursuant to the Company’s 2006 Stock Incentive Plan) (such forfeited shares being referred to as the “Section 2(f) Forfeited Shares”), (ii) for purposes of Section 2(b), the term Shares shall mean the Shares after deduction of the Section 2(0 Forfeited Shares and (iii) such forfeiture shall be effected as if the Company had exercised its Forfeiture Option with respect to such Shares under Section 3.

3.	Exercise of Forfeiture Option and Closing.

(a) The Company may exercise the Forfeiture Option by delivering or mailing to the Participant (or his estate), within 90 days after Participant ceases to be an Eligible Participant, a written notice of exercise of the Forfeiture Option. Such notice shall specify the number of Shares to be forfeited. If and to the extent the Forfeiture Option is not so exercised by the giving of such a notice within such 90-day period, the Forfeiture Option shall automatically expire and terminate effective upon the expiration of such 90-day period.

(b) Within 10 days after delivery to the Participant of the Company’s notice of the exercise of the Forfeiture Option pursuant to subsection (a) above, the Participant (or his estate) shall, pursuant to the provisions of the Joint Escrow Instructions referred to in Section 7 below, tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has designated for forfeiture in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stuck powers attached thereto, all in form suitable for the transfer of such Shares to the Company.

(c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

(d) The Company shall not acquire any fraction of a Share upon exercise of the Forfeiture Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

4.	Restrictions on Transfer.

(a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any (x) Unvested Shares at any time or (y) Shares (whether vested or not) prior to the date six months after the date hereof, or any interest therein, except that the Participant may transfer Unvested Shares after the date six months after the date hereof (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Unvested Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Forfeiture Option and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.

(b) The Participant shall not transfer any Shares, or any interest therein, that are no longer subject to the Forfeiture Option, except in accordance with Section 5 below.

5.	Right of First Refusal.

(a) If the Participant proposes to transfer any Shares that are no longer subject to the Forfeiture Option (either because they are no longer Unvested Shares or because the Forfeiture Option expired unexercised), then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) For 30 days following delivery to the Company of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after delivery to the Participant of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) If the Company does not elect to acquire any of the Offered Shares, the Participant may, within the 90-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

(e) The following transactions shall be exempt from the provisions of this Section 5:

(1) a transfer of Shares to or for the benefit of any Approved Relatives, or to a trust established solely for the benefit of the Participant and/or Approved Relatives;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3) the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

(g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6.	Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for the time period specified by the managing underwriters, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

7.	Escrow.

The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

8.	Stockholders Agreement.

The Participant shall execute and deliver the counterpart signature page attached hereto as Exhibit C to the Third Amended and Restated Stockholders Agreement dated as of December 22, 2006, as amended from time to time (the “Stockholders Agreement”), among the Company and the Stockholders (as defined therein) agreeing to become a party to the Stockholders Agreement and be bound by the terms thereof: provided that if the Participant has previously executed and delivered the Stockholders Agreement, the Participant need only reaffirm his obligations thereunder.

9.	Restrictive Legends.

All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to restrictions on transfer and forfeiture provisions set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

10.	Provisions of the Plan.

(a) This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

(b) As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the Forfeiture Option and other rights of the Company hereunder shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Shares under this Agreement. If, in connection with a Reorganization Event, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Shares is to be placed into escrow to secure indemnification or similar obligations, the mix between the vested and unvested portion of such cash, securities and/or other property that is placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to escrow.

11.	Investment Representations.

The Participant represents, warrants and covenants as follows:

(a) The Participant is acquiring the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

(c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such purchase.

(d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act: (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

12.	Withholding Taxes; Section 83(b) Election.

(a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the acquisition of the Shares by the Participant or the lapse of the Forfeiture Option.

(b) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are acquired rather than when and as the Company’s Forfeiture Option expires by filing an election under Section 83(b) of the Internal Revenue Code of 1986 with the I.R.S. within 30 days from the date of acquisition.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY THE PARTICIPANT’S RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

13.	Miscellaneous.

(a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or acquiring shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

(e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 13(e).

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Entire Agreement. Subject to the final sentence of this Section 13(g) and Section 13(h) below, this Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement. Notwithstanding anything to the contrary herein, to the extent that any provision herein conflicts with the terms of the Stockholders Agreement, the provisions of the Stockholders Agreement shall govern and supersede any conflicting provisions of this Agreement.

(h) Employment Letter. The parties hereto acknowledge that the issuance of the Shares hereby satisfies in full the Company’s obligation to grant a restricted stock award to the Participant under the terms of Section 4(a) of the Employment Agreement.

(i) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(j) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

(k) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of WilmerHale is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AILERON THERAPEUTICS, INC.

By:
Title:
Address:

Joseph A. Yanchik III

Address:

Exhibit A

AILERON THERAPEUTICS, INC.

Joint Escrow Instructions

                 , 2008

Secretary

Aileron Therapeutics, Inc.

840 Memorial Drive

Cambridge, MA 02139

Dear Sir:

As Escrow Agent for Aileron Therapeutics, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:

1. Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section I and the terms of the Agreement, Holder shall exercise ail rights and privileges of a stockholder of the Company while the Shares are held by you.

2. Exercise of the Company’s Forfeiture Option; Closing.

(a) Upon any exercise by the Company of its Forfeiture Option (as defined in the Agreement) with respect to the Shares pursuant to the Agreement or upon any Section 2(f) Forfeiture, the Company shall give to Holder and you a written notice specifying the number of Shares to be forfeited, as determined pursuant to the Agreement, and the time for a transfer of such Shares to the Company (the “Closing”) at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

(b) At the Closing, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver the same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.

3. Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares as to which the Forfeiture Option has terminated or expired.

4. Duties of Escrow Agent.

(a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

(b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

(c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(d) You shall not be liable in any respect on account of the identity, authority’ or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

(e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

(f) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

(g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(h) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you arc authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

(i) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

(j) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 4(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

5. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: President

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.

6. Miscellaneous.

(a) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

(b) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

AILERON THERAPEUTICS, INC.

By:
Title:

HOLDER:

(Signature)

Print Name

Address:

Date Signed:

ESCROW AGENT:

Exhibit B

(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)

FOR VALUE RECEIVED, I hereby sell, assign and transfer unto                      (            ) shares of Common Stock. $0.001 par value per share, of                      (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                      attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF

Exhibit C

AILERON THERAPEUTICS, INC.

Third Amended and Restated Stockholders Agreement

Counterpart Signature Page

The undersigned has received and reviewed the Third Amended and Restated Stockholders Agreement dated as of December 22, 2006 among Aileron Therapeutics, Inc. and certain stockholders of Aileron Therapeutics, Inc., as amended (the “Stockholders Agreement”).

The undersigned hereby agrees to be bound by the terms and conditions of the Stockholders Agreement as a “Common Stockholder” thereunder, or, if already a party to the Stockholders Agreement, hereby reaffirms his obligations thereunder.

Executed, in counterpart, as of the date set forth below.

Printed or Typed Name

Signature

Date: , 200

If signing on behalf of an entity, please indicate title below:

Title:

Exhibit D (to employment Agreement)

AILERON THERAPEUTICS, INC.

Incentive Stock Option Agreement

Granted Under 2006 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Aileron Therapeutics, Inc., a Delaware corporation (the “Company”), on             , 200   (the “Grant Date”) to Joseph A. Yanchik III, an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2006 Stock Incentive Plan (the “Plan”), a total of                  shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (“Common Stock”) at an exercise price of $         per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on the tenth anniversary of the Grant Date (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to 1/48th of the original number of Shares at the end of each successive one month period following August 1, 2007 until August 1, 2011; provided, however, that notwithstanding anything to the contrary in this Agreement, in the event that Participant’s employment with the Company is terminated pursuant to Section 7 of the Employment Agreement dated March 1, 2008 between Participant and the Company (the “Employment Agreement”) by reason of death or Disability of the Participant, by the Company without Cause, or by the Participant for Good Reason (as such terms are defined in the Employment Agreement), and provided that the Participant complies with the provisions set forth in Section 7(c) of the Employment Agreement, this option will be exercisable to the same extent as if the Participant continued to be employed by the Company for an additional six months following the date of termination. Notwithstanding anything to the contrary in this Section 2 or elsewhere in this Agreement, in case of (i) the consolidation or merger of the Company with or into any other corporation or other entity (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of outstanding securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction), or (ii) the sale of all or substantially all of the properties and assets of the Company as an entirety to any other person (either event being hereinafter referred to as a “Change of Control Event”), then 100% of the Unvested Shares shall become fully vested upon the consummation of such Change of Control Event.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Dale or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Dale, an employee or officer of. or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined in the Employment Agreement), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

(f) Stockholders Agreement. As a condition to the exercise of this option, in whole or in part, the Participant, prior to such exercise of this option, shall execute and deliver or shall have executed and delivered to the Company the counterpart signature page attached hereto as Exhibit A to the Third Amended and Restated Stockholders Agreement dated as of December 22, 2006, as amended from time to time (the “Stockholders Agreement”), among the Company and the Stockholders (as defined therein) agreeing to become a party to the Stockholders Agreement and be bound by the terms thereof; provided that if the Participant has previously executed and delivered the Stockholders Agreement, the Participant need only reaffirm his obligations thereunder: and provided further that the Participant shall not be obligated to execute and deliver the Stockholders Agreement in the event that it has expired or been terminated.

4.	Company Right of First Refusal.

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) Company Right to Purchase. For 30 days following delivery to the Company of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after delivery to the Participant of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire any of the Offered Shares, the Participant may, within the 90-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to this Agreement (including without limitation the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1) a transfer of Shares to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”), or to a trust established solely for the benefit of the Participant and/or Approved Relatives;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3) the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g) Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the outstanding securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i) Stockholders Agreement. Notwithstanding the foregoing, in the event that and for so long as the Shares are subject to a right of first refusal in favor of the Company under the terms of the Stockholders Agreement, paragraphs (a) through (f) of this Section 4 shall be of no force or effect.

5.	Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement necessary to effect clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7.	NontransferabiIity of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.	Delivery of Shares; Compliance with Securities Laws, Etc.

(a) General. The Company shall, upon payment of the option price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Participant, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action.

(b) Listing, Qualification, Etc. This option shall be subject to the requirement that if. at any time, counsel to the Company shall determine that the listing, registration or qualification of the Shares subject hereto upon any securities exchange or under any state or federal law. or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

(c) Legends on Stock Certificates. All stock certificates representing Shares issued to the Participant upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

“The shares of stock represented by this certificate arc subject to restrictions on transfer set forth in a certain Option Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

9.	Investment Representations.

The Participant represents, warrants and covenants as follows:

(a) Any Shares purchased upon exercise of this option shall be acquired by Participant’s account for investment only, and not with a view to, or for sale in connection with, any distribution of such Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

(c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in his investment in the Company and to make an informed investment decision with respect to such purchase.

(d) The Participant is able to bear the economic risk of holding Common Stock acquired pursuant to the exercise of this option for an indefinite period.

(e) The Participant understands that (i) the Common Stock acquired pursuant to the exercise of this option have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) such Common Stock cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any Common Stock acquired pursuant to the exercise of this option under the Securities Act.

By making payment upon exercise of this option, the Participant shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 9.

10.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

AILERON THERAPEUTICS, INC.

By:

Name:
Title:

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’ 2006 Stock Incentive Plan.

PARTICIPANT:

Address:

Exhibit A

AILERON THERAPEUTICS, INC.

Third Amended and Restated Stockholders Agreement

Counterpart Signature Page

The undersigned has received and reviewed the Third Amended and Restated Stockholders Agreement dated as of December 22, 2006 among Aileron Therapeutics, Inc. and certain stockholders of Aileron Therapeutics, Inc., as amended (the “Stockholders Agreement”).

The undersigned hereby agrees to be bound by the terms and conditions of the Stockholders Agreement as a “Common Stockholder” thereunder, or, if already a party to the Stockholders Agreement, hereby reaffirms his obligations thereunder.

Executed, in counterpart, as of the date set forth below.

Printed or Typed Name

Signature

Date: , 200

If signing on behalf of an entity, please indicate title below:

Title:

December 31, 2008

Joseph A. Yanchik III

Aileron Therapeutics, Inc.

840 Memorial Drive

Cambridge, MA 02139

Dear Joe:

To ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended, Aileron Therapeutics, Inc., a Delaware corporation (the “Company”), and you hereby agree to amend the employment agreement dated March 1, 2008 by and between the Company and you (the “Agreement”) as follows:

1.	Section 2 of the Agreement is amended by inserting the following at the end:

“Any bonus payable to you under this letter will be paid between January 1 and March 15 of the calendar year following the calendar year in which such bonus is earned and approved by the Board.”

2.	Section 7(a), first sentence, clause (iv) of the Agreement is amended by inserting the following after the words “by law”:

“(provided that no payments or benefits will thereby be accelerated unless permitted by Section 409A)”

3.	Section 7(b)(i) is amended to read as follows:

“the Company shall provide the Executive with severance pay equal to one (1) year’s Base Salary then in effect, payable in the form of salary continuation for a twelve (12) month period in accordance with the Company’s then current payroll practices. The Company will pay the cash severance if, before the sixtieth (60th) day following termination of employment, the Executive signs the release provided in Section 7(c) and any revocation period expires. Payments will begin with the first payroll date after the revocation period ends (or, if the Executive is subject to the six month delay in Section 12, the date that section provides), provided that if the 60th day falls in the calendar year after the year in which the Executive’s employment ends, the payment will be made no earlier than the first day of such later calendar year. Payment of premiums under Section 7(b)(ii) shall begin as soon as and if the release becomes irrevocable.”

4.	Section 7(b)(iv) is amended by adding the following at the end:

“The accelerated vesting will occur on termination of employment, but, except as the Board may otherwise agree, the Executive may not exercise the portions of stock options incrementally vested by this clause (iv) nor dispose of any incrementally vested shares under a restricted stock agreement unless and until the release provided under Section 7(c) become irrevocable.”

5.	Section 7(c) is amended by inserting the word “continued” before “provision of the Severance Benefits” in the second paragraph and by deleting the period at the end of the last sentence of the paragraph and inserting “, with reimbursement to be paid under the timing specified in Section 3(c).”

6.	Section 8’s definition of “Good Reason” is amended to say:

“Good Reason” shall mean any action on the part of the Company not consented to by the Executive in writing (which action shall not have been cured within thirty (30) days following written notice from the Executive to the Board specifying that such action will give rise to a termination of employment hereunder for Good Reason) having the following effect or effects: (i) a material diminution in the Executive’s Primary Responsibilities; (ii) a material reduction in the Executive’s Base Salary then in effect, other than a reduction comparable to reductions generally applicable to similarly situated employees of the Company (it being understood that all officers of the Company shall be considered to be “similarly situated” for these purposes); (iii) a material reduction by the Company in the kind or level of employee benefits to which the Executive is entitled immediately prior to such reduction with the result that the overall benefits package is materially reduced or (iv) the Company’s requiring the Executive’s ongoing and regular services to be performed at a location more than fifty (50) miles from the geographic location at which the Executive was providing services before such requirement (it being understood that the Executive’s position is expected to entail some significant travel outside the area from time to time); provided, however, that the Executive must give written notice with respect to the proposed Good Reason within ninety (90) days after the action first occurs and that the Executive actually leaves employment within one year after the Company fails to cure the proposed Good Reason.”

7.	Section 12 of the Agreement is amended to read as follows:

“409A CONSIDERATIONS. The Executive acknowledges that this Agreement is intended to comply, to the extent applicable, with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and shall, to the extent practicable, be construed in accordance therewith. Terms defined in this Agreement shall have the meanings given such terms under Section 409A if and to the extent required to comply with Section 409A. If and to the extent any portion of any payment, compensation or other benefit provided to the Executive in connection with his separation from service (as defined in Section 409A) is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is a “specified employee” as defined in Section

409A(a)(2)(B)(i), as determined by the Company in accordance with its procedures and Treasury Regulation 1.409A-1 (i)(6)(i), by which determination the Executive hereby agrees that he is bound, such portion of the payment, compensation or other benefit shall not be paid before the earlier of (i) the day that is six months plus one day after the date of separation from service or (ii) ten (10) days after the Executive’s date of death (either, the “New Payment Date”). The aggregate of any payments that would otherwise have been paid to the Executive during the period between the date of separation from service and the New Payment Date shall be paid to the Executive in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. For purposes of this Agreement, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Section 409A, and any payments that are due within the “short term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Neither the Company nor the Executive shall have the right to accelerate or defer the delivery of any such payments or benefits except to the extent specifically permitted or required by Section 409A. Notwithstanding the foregoing, to the extent that this Agreement or any payment or benefit hereunder shall be deemed not to comply with Section 409A, then neither the Company, its Board, nor any of its designees, agents, or employees shall be liable to the Executive or any other person for any actions, decisions, or determinations made in good faith under this Agreement after prior consultation with the Executive, or for any resulting adverse tax consequences.”

Except as modified by this letter or by other intervening amendments, all other terms and conditions of the Agreement shall remain in full force and effect. This letter may be executed in counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

Very truly yours,

AILERON THERAPEUTICS, INC.

By:	/s/ Joseph A. Yanchik III

	NAME	JOSEPH A. YANCHIK III
	TITLE	CEO

Acknowledged and agreed:

/s/ Joseph A. Yanchik III
Joseph A. Yanchik III

Dec 31, 2008
Date